UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2011

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 12, 2011, Transatlantic Holdings, Inc., a Delaware corporation (“Transatlantic”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Allied World Assurance Company Holdings, AG, a Swiss stock corporation (“Allied World”), and GO Sub, LLC, a newly-formed Delaware limited liability company and a wholly owned subsidiary of Allied World (“Merger Sub”) providing for a “merger of equals” business combination of Transatlantic and Allied World. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Transatlantic (the “Merger”), with Transatlantic continuing as the surviving corporation and as a wholly owned subsidiary of Allied World. Following closing of the Merger, the combined company will be renamed TransAllied Group Holdings, AG (“TransAllied”) and the common shares of TransAllied will trade on the New York Stock Exchange.
     Pursuant to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of Transatlantic and Allied World, the stockholders of Transatlantic will be entitled to receive 0.88 common shares of Allied World for each share of Transatlantic common stock, plus the cash equivalent of any fractional share. Also, each outstanding Transatlantic stock option will be converted into an option to purchase 0.88 common shares of Allied World at an exercise price per share equal to the quotient of the exercise price of the Transatlantic option divided by 0.88. In addition, each outstanding Transatlantic stock-based award (other than Transatlantic stock options) will be converted into an Allied World share or other compensatory award denominated in Allied World shares subject to a risk of forfeiture to, or right of repurchase by, Allied World.
     The Merger Agreement contains customary representations, warranties, and covenants made by each of Allied World, Transatlantic and Merger Sub. Each of Transatlantic and Allied World is required, among other things: (i) not to solicit alternative business combination transactions and (ii) subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions.
     Completion of the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by Transatlantic’s stockholders, (ii) approval by Allied World’s shareholders of the issuance of the common shares to be issued as consideration for the Merger and the amendment of Allied World’s articles of association to, among other things, change Allied World’s name to “TransAllied Group Holdings, AG”, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) receipt of other material governmental consents and approvals, (both domestic and foreign) required to consummate the Merger, (v) the absence of any material injunction or legal restraint prohibiting the consummation of the Merger, (vi) the registration statement on Form S-4 used to register the common shares to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission, (vii) the listing of the common shares on the New York Stock Exchange having been authorized, (viii) the shareholders of Allied World shall have approved the Reconstituted Board (as defined below), (ix) the Reconstituted Board shall have delivered a written consent approving certain committee and officer appointments, (x) a ruling from the Swiss commercial register shall have been obtained, and (xi) the purchase by Allied World, following the requisite stockholder approvals, of 45,000 shares of Transatlantic common stock. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct and the other party having performed in all material respects its obligations under the Merger Agreement.
     The Merger Agreement contains certain termination rights for both Transatlantic and Allied World, including if the Merger is not consummated on or before January 31, 2012 and if the approval of the shareholders of either Transatlantic or Allied World is not obtained. The Merger Agreement further provides for certain payments upon termination of the Merger Agreement under specified circumstances. If the Merger Agreement is terminated by Transatlantic or Allied World as a result of an adverse change in the recommendation of the other party’s board of directors, Transatlantic may be required to pay to Allied World, or Allied World may be required to pay to Transatlantic, a termination fee of $115 million. If the Merger Agreement is terminated as a result of the stockholders of either Transatlantic or Allied World failing to approve the transaction, Transatlantic may be required to pay to Allied World, or Allied World may be required to pay to Transatlantic, a termination fee of $35 million, plus the reimbursement of expenses up to a maximum amount of $35 million. If the Merger Agreement is terminated due to certain breaches of the Merger Agreement by either Transatlantic or Allied World, Transatlantic may be required to reimburse to Allied World, or Allied World may be required to reimburse to Transatlantic, the other parties expenses in connection with the proposed transaction, up to a maximum of $35 million.
     The Merger Agreement provides that, upon consummation of the Merger, the board of directors of TransAllied will consist of 11 members, composed of (i) four independent Transatlantic directors selected by Transatlantic, (ii) Richard S. Press (the current chairman of the Transatlantic board of directors), (iii) Michael C. Sapnar (the current chief operating officer of Transatlantic), (iv) four independent Allied World directors selected by Allied World and (v) Scott A. Carmilani (the current chief executive officer of Allied World) (the “Reconstituted Board”). The Merger Agreement provides that upon completion of the Merger, Mr. Press will serve as non-executive chairman of the board of directors of TransAllied for a one-year term and will resign from the board of directors upon the second anniversary of the closing of the Merger. The Merger Agreement provides that, upon consummation of the Merger, Mr. Carmilani will serve as President and Chief Executive Officer of TransAllied and Mr. Sapnar will serve as President and Chief Executive Officer, Global Reinsurance, of TransAllied. TransAllied will have its corporate headquarters in Zug, Switzerland.
     The Merger is expected to close in the fourth quarter of 2011.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and is incorporated herein by reference.
     The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Transatlantic, Allied World or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Transatlantic, Allied World or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Transatlantic or Allied World. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Transatlantic or Allied World and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the transactions contemplated by the Merger Agreement, Robert F. Orlich, will step down as President and Chief Executive Officer of Transatlantic at the closing of the Merger.
Item 8.01. Other Events.
     On June 13, 2011, Transatlantic and Allied World held a joint conference call with investors to provide supplemental information regarding the proposed transaction. A copy of the script of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Additional Information about the Proposed Merger and Where to Find It
This communication relates to a proposed merger between Transatlantic and Allied World that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed with the U.S.

Securities and Exchange Commission (the “SEC”) that will provide full details of the proposed merger and the attendant benefits and risk. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their shareholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Participants in the Solicitation
Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Transatlantic’s and Allied World’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Transatlantic’s and Allied World’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Transatlantic and Allied World and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required stockholder or regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, uncertainties relating to economic conditions, financial and credit market conditions, cyclical industry conditions, credit quality, government, regulatory and accounting policies, volatile and unpredictable developments (including natural and man-made catastrophes), the legal environment, legal and regulatory proceedings, failures of pricing models to accurately assess risks, the reserving process, the competitive environment in which Transatlantic and Allied World operate, interest rate and foreign currency exchange rate fluctuations and the uncertainties inherent in international operations.
Transatlantic and Allied World caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Transatlantic’s and Allied World’s most recently filed Annual

Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Transatlantic, Allied World, the proposed transaction or other matters and attributable to Transatlantic or Allied World or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Transatlantic nor Allied World undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description

2.1	Agreement and Plan of Merger by and among Transatlantic Holdings, Inc., Allied World Assurance Company Holdings, AG and GO Sub, LLC, dated as of June 12, 2011 (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Investor presentation script.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: June 13, 2011

Exhibit Index

Exhibit
No.	Description

2.1	Agreement and Plan of Merger by and among Transatlantic Holdings, Inc., Allied World Assurance Company Holdings, AG and GO Sub, LLC, dated as of June 12, 2011 (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Investor presentation script.